Note 6 - Risk Management	6 Months Ended
Jun. 30, 2020
Risk Management Explanatory

6. Risk management

The principles and risk management policies, as well as tools and procedures established and implemented in the Group as of June 30, 2020 do not differ significantly from those included in Note 7 in the consolidated Financial Statements of the Group for the year ended December 31, 2019. Since January 1, 2020, the main changes were due to the effects of the COVID-19 pandemic, as detailed in these consolidated Financial Statements.

6.1 Risk factors

BBVA Group has processes in place for identifying risks and analyzing scenarios in order to enable the Group to manage risks in a dynamic and proactive way.

The risk identification processes are forward looking to seek the identification of emerging risks and take into account the concerns of both the business areas, which are close to the reality of the different geographical areas, and the corporate areas and senior management.

Risks are identified and measured consistently using the methodologies deemed appropriate in each case. Their measurement includes the design and application of scenario analyses and stress testing and considers the controls to which the risks are subjected.

As part of this process, a forward projection of the risk appetite framework variables in stress scenarios is conducted in order to identify possible deviations from the established thresholds. If any such deviations are detected, appropriate measures are taken to keep the variables within the target risk profile.

In this context, there are a number of emerging risks that could affect the evolution of the Group's business, including the below:

•The coronavirus (COVID-19) pandemic is adversely affecting the Group

The coronavirus (COVID-19) pandemic has affected, and is expected to continue to adversely affect, the world economy and economic activity and conditions in the countries in which the Group operates, leading many of them to economic recession. Among other challenges, these countries are experiencing widespread increases in unemployment levels and falls in production, while public debt has increased significantly due to support and spending measures implemented by government authorities. In addition, there has been an increase in debt defaults by both companies and individuals, volatility in the financial markets, volatility in exchange rates and falls in the value of assets and investments, all of which have adversely affected the Group’s results in the first six months of 2020, and are expected to continue affecting the Group’s results in the future.

Furthermore, the Group may be affected by the measures adopted by regulatory authorities in the banking sector, including but not limited to, the recent reductions in reference interest rates, the relaxation of prudential requirements, the suspension of dividend payments until October 1, 2020, the adoption of moratorium measures for bank customers (such as those included in Royal Decree Law 11/2020 in Spain, as well as in the CECA-AEB agreement to which BBVA has adhered and which, among other things, allows loan debtors to extend maturities and defer interest payments) and facilities to grant credit with the benefit of public guarantees, especially to companies and self-employed individuals, as well as changes in the financial asset purchase programs.

Since the outbreak of COVID-19, the Group has experienced a decline in its activity. For example, the granting of new loans to individuals has significantly decreased since the beginning of the state of emergency or periods of confinement decreed in certain countries in which the Group operates. In addition, the Group faces various risks, such as an increased risk of deterioration in the value of its assets (including financial instruments valued at fair value, which may suffer significant fluctuations) and of the securities held for liquidity reasons, a possible significant increase in non-performing loans and a negative impact on the Group’s cost of financing and on its access to financing (especially in an environment where credit ratings are affected).

In addition, in several of the countries in which the Group operates, including Spain, the Group has temporarily closed a significant number of its offices and reduced hours of working with the public, and the teams that provide central services have been working remotely. These measures are being gradually reversed in some regions, such as Spain, however, due to the continued expansion of the COVID-19 pandemic, it is unclear how long it will take for normal operations to be fully resumed. The COVID-19 pandemic could also adversely affect the business and operations of third parties that provide critical services to the Group and, in particular, the greater demand and/or reduced availability of certain resources could in some cases make it more difficult for the Group to maintain the required service levels. Furthermore, the increase in remote working has increased the risks related to cybersecurity, as the use of non-corporate networks has increased.

As a result of the above, while the impact of the COVID-19 pandemic only started to be evident at the end of the first quarter of 2020, it has had an adverse effect on the Group's results for the first half of 2020, as well as on the Group's capital base as of June 30, 2020. The main accumulated impacts have been:

(i) an increase in the cost of risk associated with the lending activity, mainly due to the deterioration of the macroeconomic environment, which has had a negative impact of €2,009 million in the Group (including the initial adverse effect of deferment of payment) and provisions for credit risk and contingent commitments for €95 million. (See Notes 6.2, 41 and 42); and

(ii) a deterioration in the goodwill of the Group's subsidiary in the United States, mainly due to the deterioration of the macroeconomic scenario in the United States, which has had a net negative impact of €2,084 million on the Group's attributed profit in this period (although this impact does not affect the tangible book value, nor the solvency or the liquidity of the Group) (see Notes 17.1 and 44).

The final magnitude of the impact of the COVID-19 pandemic on the Group's business, financial condition and results of operations, which is expected to be significant, will depend on future and uncertain events, including the intensity and persistence over time of the consequences arising from the COVID-19 pandemic in the different geographies in which the Group operates.

•Macroeconomic and geopolitical risks

•Global economy is being severely affected by the COVID-19 pandemic, which has spread to most countries around the world and is affecting their economies in stages due to the lockdown measures that restrict business, and impact consumer and business confidence. Although many countries in East Asia and Europe now seem to be over the worst of the pandemic and have reopened their economies, it is still spreading in much of the American continent. Governments and central banks have generally implemented fiscal and monetary stimulus measures, which are helping to mitigate the economic impact, but this will not prevent the global economy from entering in a recession during the second half of the year.

•During the second quarter of 2020, the financial markets have generally remained stable due to the actions of the central banks in the developed countries (announcements of asset purchases, lending facilities, interest rate reductions) and various fiscal stimulus packages announced by governments. In addition, the relaxing of the lockdown taking place in most countries and the corresponding upturn in economic activity have contributed to improving economic confidence and activity. With respect to the latter, the indicators generally show that the contraction until April was sharper than expected, but that the improvement since May has been robust and relatively widespread, especially in the developed economies where support through the policies has been more significant and effective.

•In terms of global growth, BBVA Research expects a V-shaped recovery in economic activity, although without reaching pre-crisis GDP levels. This recovery will be slower than expected and will vary across the different regions. BBVA Research's baseline scenario is based on the assumption that there will be further waves of infections until a vaccine or treatment for COVID-19 becomes available, without it resulting in strict lockdown measures. As a result, growth forecasts have been revised downward in 2020 and upward in 2021, with a higher cumulative loss of GDP over the two-year period, especially in emerging countries. More specifically, BBVA Research has adjusted its global growth forecast from -2.4% to around -3.1% in 2020 and from 4.8% to 5.1% in 2021. However, one should keep in mind that epidemiological, economic, financial and geopolitical factors will lead to uncertainty remaining at exceptionally high levels and this will be a source of risk to economic forecasts.

•With regard to the banking system, in an environment in which much of the economic activity has been at a standstill for several months, banking services have played an essential role, fundamentally for two reasons: first, the banks have ensured the proper functioning of collections and payments for households and companies, thereby contributing to the maintenance of economic activity; second, the granting of new lending or the renewal of existing lending has reduced the impact of the economic slowdown on households and business incomes. In the current situation, it is very important to ensure that the temporary liquidity problems faced by companies do not become solvency problems, thus jeopardizing their survival and the jobs they create. As a result, the support provided by the banks during the months of lockdown and the public guarantees have been essential, as the banks have been the only source of financing for most of the companies.

•Although in terms of profitability, European and Spanish banks are still far from the levels seen before the crisis, due mainly to their accumulation of capital and the low interest rate environment we have been experiencing for some time now, the financial institutions are facing this challenge from a healthy position since their solvency has been constantly improving since the 2008 crisis, with increased capital and liquidity buffers and therefore a greater capacity to lend.

•Regulatory and reputational risks

•Financial institutions are exposed to a complex and ever-changing regulatory environment defined by governments and regulators. This can affect their ability to grow and the capacity of certain businesses to develop, and result in stricter liquidity and capital requirements with lower profitability ratios. The Group constantly monitors changes in the regulatory framework that allow for anticipation and adaptation to them in a timely manner, adopt industry practices and more efficient and rigorous criteria in its implementation.

•The financial sector is under ever closer scrutiny by regulators, governments and society itself. In the course of activities, situations which might cause relevant reputational damage to the entity could raise and might affect the regular course of business. The attitudes and behaviors of the Group and its members are governed by the principles of integrity, honesty, long-term vision and industry practices through, inter alia, the internal control model, the Code of Conduct, the Corporate Principles in tax matters and Responsible Business Strategy of the Group.

•Business, operational and legal risks

•New technologies and forms of customer relationships: Developments in the digital world and in information technologies pose significant challenges for financial institutions, entailing threats (new competitors, disintermediation, etc.) but also opportunities (new framework of relations with customers, greater ability to adapt to their needs, new products and distribution channels, etc.). Digital transformation is a priority for the Group as it aims to lead digital banking of the future as one of its objectives.

•Technological risks and security breaches: The Group is exposed to new threats such as cyber-attacks, theft of internal and customer databases, fraud in payment systems, etc. that require major investments in security from both the technological and human point of view. The Group gives great importance to the active operational and technological risk management and control.

•The financial sector faces an environment of increasing regulatory and litigious pressure, and thus, the various Group entities are usually party to individual or collective judicial proceedings (including class actions) resulting from their activity and operations, as well as arbitration proceedings. The Group is also party to other government procedures and investigations, such as those carried out by the antitrust authorities in certain countries which, among other things, have in the past and could in the future result into sanctions, as well as lead to claims by customers and others. In addition, the regulatory framework, in the jurisdictions in which the Group operates, is evolving towards a supervisory approach more focused on the opening of sanctioning proceedings while some regulators are focusing their attention on consumer protection and behavioral risk.

•In Spain and in other jurisdictions where the Group operates, legal and regulatory actions and proceedings against financial institutions, prompted in part by certain judgments in favor of consumers handed down by national and supranational courts, have increased significantly in recent years and this trend could continue in the future. The legal and regulatory actions and proceedings faced by other financial institutions in relation to these and other matters, especially if such actions or proceedings result in favorable resolutions for the consumer, could also adversely affect the Group.

In relation to consumer mortgage loan contracts linked to the index known as IRPH (average rate of mortgage loans over three years for free home purchase), considered “official interest rate ”By the mortgage transparency regulations, calculated by the Bank of Spain and published in the Official State Gazette, on 14 December 2017 the Supreme Court issued judgment 669/2017 in which it confirmed that it was not possible to determine the lack of transparency of the interest rate of the loan by the mere fact of its reference to one or the other official index, nor therefore its abuse according to Directive 93/13. In a separate legal proceeding, albeit concerning the same clause, the matter was referred to the Court of Justice of the European Union, raising a preliminary question in which the application of the aforementioned IRPH index and the decision of the Supreme Court on the matter was questioned again. On March 3, 2020, the Court of Justice of the European Union resolved the referred question for a preliminary ruling.

In that resolution, the Court of Justice of the European Union concludes that the main elements relating to the calculation of the saving banks IRPH index used by the bank to which the question referred (Bankia, SA) refers were contained in Circular 8/1990 of the Banco de España published in the Official State Gazette allowed consumers to understand the calculation of said index. Additionally, the Court of Justice of the European Union indicates that the national court must verify whether the entity to which the resolution refers complied with the information obligations established by national regulations. In the event that the entity had not complied with the applicable transparency regulations, the resolution does not declare the contract null and void but rather establishes that the national court could replace the IRPH index applied in the case prosecuted for a substitute index. The resolution sets forth that, in the absence of an agreement to the contrary of the parties to the contract, the referred substitute index could be the IRPH index for credit entities in Spain (as established in the fifteenth additional provision of Law 14/2013, of September 27, 2013). BBVA considers that the ruling of the Court of Justice of the European Union should not have significant effects on the Group's business, financial situation or results of operations.

Additionally, there are also claims before the Spanish courts that question the application of certain interest rates and other mandatory rules to certain revolving credit card agreements. On March 4, 2020, the Supreme Court has issued judgment (number 149/2020) in which it confirms the nullity of a revolving credit agreement through the use of a card signed by another entity (Wizink Bank) as the remunerative interest is considered usurious. In said judgment, the Supreme Court recognizes that the reference to the “normal interest on money” to be used for this product must be the average interest applicable to credit card and revolving credit operations published in the statistics of the Bank of Spain and that it is somewhat higher than 20% per year. In the specific case, the Supreme Court has considered a rate of 26.82% as usurious compared to 20% of the average interest. The Supreme Court concludes that for an interest rate to be usurious, must be "manifestly disproportionate to the circumstances of the case", so that the sentence limits its effects to the case analyzed, and the marketing by financial entities of this product must be analyzed, case by case. BBVA considers that the ruling of the Supreme Court should not have significant effects on the Group's business, financial situation or results of operations.

•All of the above may result in a significant increase in operating and compliance costs or even a reduction of revenues, and it is possible that an adverse outcome in any proceedings (depending on the amount thereof, the penalties imposed or the procedural or management costs for the Group) could damage the Group's reputation, generate a knock-on effect or otherwise adversely affect the Group.

•It is difficult to predict the outcome of legal and regulatory actions and proceedings, both those to which the Group is currently exposed and those that may arise in the future, including actions and proceedings relating to former Group subsidiaries or in respect of which the Group may have indemnification obligations, but such outcome could be significantly adverse to the Group. In addition, a decision in any matter, whether against the Group or against another credit entity facing similar claims as those faced by the Group, could give rise to other claims against the Group. In addition, these actions and proceedings attract resources from the Group and may occupy a great deal of attention on part of the Group's management and employees.

•As of June 30, 2020, the Group had €738 million in provisions for the proceedings it is facing (included in the line "Provisions for litigation and pending tax cases" in the consolidated balance sheet) (see Note 23). However, the uncertainty arising from these proceedings (including those for which no provisions have been made, either because it is not possible to estimate them or for other reasons) makes it impossible to guarantee that the possible losses arising from these proceedings will not exceed, where applicable, the amounts that the Group currently has provisioned and, therefore, could affect the Group's consolidated results in a given period.

•Legal and regulatory actions and proceedings currently faced by the Group or to which it may become subject in the future or otherwise affected by, individually or in the aggregate, if resolved in whole or in part adversely to the Group´s interests, could have a material adverse effect on the Group’s business, financial condition and results of operations.

•Spanish judicial authorities are investigating the activities of Centro Exclusivo de Negocios y Transacciones, S.L. (“Cenyt”). Such investigation includes the provision of services by Cenyt to BBVA. On July 29, 2019, BBVA was named as an investigated party (investigado) in a criminal judicial investigation (Preliminary Proceeding No. 96/2017 – Piece No. 9, Central Investigating Court No. 6 of the National High Court) for alleged facts which could represent the crimes of bribery, revelation of secrets and corruption. As of the date of the approval of these consolidated Financial Statements, no formal accusation against BBVA has been made. Certain current and former officers and employees of the BBVA Group, as well as former directors, have also been named as investigated parties in connection with this investigation. BBVA has been and continues to be proactively collaborating with the Spanish judicial authorities, including sharing with the courts information from its on-going forensic investigation regarding its relationship with Cenyt. BBVA has also testified before the judge and prosecutors at the request of the Central Investigating Court No. 6 of the National High Court. On February 3, 2020, BBVA was notified by the Central Investigating Court No. 6 of the National High Court of the order lifting the secrecy of the proceedings. This criminal judicial proceeding is at a preliminary stage. Therefore, it is not possible at this time to predict the scope or duration of such proceeding or any related proceeding or its or their possible outcomes or implications for the Group, including any fines, damages or harm to the Group’s reputation caused thereby.

6.2 Credit risk

The banks are a key part of the solution to the COVID-19 crisis. Specifically, BBVA, has activated support initiatives with a focus on the most affected customers, regardless of whether they are companies, SMEs, self-employed workers or private individuals. The following are just some of those initiatives:

•In Spain, credit facilities for SMEs and self-employed workers, and credit guaranteed by the Instituto de Crédito Oficial (“ICO”), deferment of pension payments and unemployment benefits, credit guaranteed by the ICO for rent payment and deferment of insurance and credit cards payments, and repayment deferments periods on loans to consumers and companies.

•In the United States, flexibility in the repayment of loans for small businesses and for consumer finance, and the removal of certain fees for individual customers;

•In Mexico, a repayment deferment on various credit products, a fixed payment plan to reduce monthly credit card charges, interruption of point of sale fees to support retailers with lower turnover and certain plans to support larger corporate customers;

•In Turkey, delay of loan repayments, interests and amortizations.

•In South America, some countries such as Argentina have provided a credit facility for micro-SMEs to help them purchase remote work equipment and credit facilities for payroll payments; Colombia has frozen repayments for up to six months on loans to individuals and companies, and is offering a special working capital facility for companies; and in Peru, various initiatives have been approved to support SMEs, and recent credit facilities and credit cards have been approved in order to support consumers.

The amount of deferment of payments (existing and completed) and the financing granted with public guarantees given at a Group level, as well as the number of customers of both measures, as of June 30, 2020 are as follows:

COVID-19 support programs (Millions of Euros)
	Deferment of payments				Financing with public guarantees
	Existing	Completed	Total	Number of customers	Total	Number ofcustomers	Total deferment of payments and guarantees	(%) credit investment
Group	29,668	6,590	36,259	3,138,894	13,791	196,186	50,050	11.9%

The amount of deferment of payments (existing and completed) and financing granted with public guarantees given at a Group level, broken down by segment, as of June 30, 2020 are as follows:

COVID-19 support programs (Millions of Euros)
	Deferment of payments			Financing with public guarantees
	Existing	Completed	Total
Group	29,668	6,590	36,259	13,791
Customers	17,975	3,563	21,538	863
Mortgages	9,318	2,152	11,470	1
SMEs	6,397	792	7,189	7,723
Non-financial corporations	5,006	2,221	7,227	5,126
Other	290	14	304	79

The adoption of deferment of payment measures for bank customers in the different countries in which the Group operates (such as those included in Royal Decree Law 11/2020, as well as in the CECA-AEB agreement to which BBVA has adhered to in Spain) results in the temporary suspension, total or partial, of the contractual obligations with a deferral for a specific period of time. According to IFRS 9, when a deferment of payment does not generate interest collection rights, a temporary loss of value is triggered for the operation, which is calculated as the difference in current value of the original and modified cash flows, both discounted at the effective interest rate of the original operation. The difference is recognized at the original time in the income statement under the heading “Impairment or (reversal) of impairment on financial assets not measured at fair value through profit or loss or net gains by modification” and its counterpart is a correction of the asset value of the loans. From that point on, said correction accrues as net interest income at the original effective interest rate within the period of the deferment of payment. Thus, at the end of the moratorium period, the impact on net attributed profit is neutral.

The quantitative information on refinancing and restructuring operations is presented in the Appendix I “Quantitative information refinancing and restructuring operations and other requirement under Bank of Spain Circular 6/2012”.

6.2.1 Measurement of Expected Credit Loss (ECL)

IFRS 9 requires determining the expected credit loss of a financial instrument in a way that reflects an unbiased estimation removing any conservatism or optimism, the time value of money and a forward looking perspective (including the economic forecast), all based on the information that is available at a certain time and that is reasonable and bearable regarding future economic conditions.

Therefore the recognition and measurement of expected credit loss (ECL) is highly complex and involves the use of significant analysis and estimation including formulation and incorporation of forward-looking economic conditions into ECL.

Risk Parameters Adjusted by Macroeconomic Scenarios

Expected credit loss (ECL) must include forward looking information, in accordance with IFRS 9, which states that the comprehensive credit risk information must incorporate not only historical information but also all relevant credit information, also including forward-looking macroeconomic information. BBVA uses the classical credit risk parameters PD, LGD and EAD in order to calculate the ECL for the credit portfolios.

BBVA´s methodological approach in order to incorporate the forward looking information aims to determine the relation between macroeconomic variables and risk parameters following three main steps:

•Step 1: Analysis and transformation of time series data.

•Step 2: For each dependent variable find conditional forecasting models that are economically consistent.

•Step 3: Select the best conditional forecasting model from the set of candidates defined in Step 2, based on their forecasting capacity.

How economic scenarios are reflected in calculation of ECL

The forward looking component is added to the calculation of the ECL through the introduction of macroeconomic scenarios as an input. Inputs highly depend on the particular combination of region and portfolio, so inputs are adapted to available data regarding each of them.

Based on economic theory and analysis, the main indicators most directly relevant for explaining and forecasting the selected risk parameters (PD, LGD and EAD) are:

•The net income of families, corporates or public administrations.

•The outstanding payment amounts on the principal and interest on the financial instruments.

•The value of the collateral assets pledged to the loan.

BBVA Group approximates these variables by using a proxy indicator from the set included in the macroeconomic scenarios provided by BBVA Research department.

Only a single specific indicator for each of the three categories can be used and only one of the following core macroeconomic indicators should be chosen as first option:

•The real GDP growth for the purpose of conditional forecasting can be seen as the only “factor” required for capturing the influence of all potentially relevant macro-financial scenarios on internal PDs and LGD.

•The most representative short term interest rate (typically the policy rate or the most liquid sovereign yield or interbank rate) or exchange rates expressed in real terms.

•A comprehensive and representative index of the price of real estate properties expressed in real terms in the case of mortgage loans and a representative and real term index of the price of the relevant commodity for corporate loan portfolios concentrated in exporters or producers of such commodity.

Real GDP growth is given priority over any other indicator not only because it is the most comprehensive indicator of income and economic activity but also because it is the central variable in the generation of macroeconomic scenarios.

Multiple scenario approach

IFRS 9 requires calculating an unbiased probability weighted measurement of expected credit losses (“ECL”) by evaluating a range of possible outcomes, including forecasts of future economic conditions.

The BBVA Research teams within the BBVA Group produce forecasts of the macroeconomic variables under the baseline scenario, which are used in the rest of the related processes of the Group, such as budgeting, ICAAP and risk appetite framework, stress testing, etc.

Additionally, the BBVA Research teams produce alternative scenarios to the baseline scenario so as to meet the requirements under the IFRS 9 standard.

Alternative macroeconomic scenarios

•For each of the macro-financial variables, BBVA Research produces three scenarios.

•BBVA Research tracks, analyzes and forecasts the economic environment to provide a consistent forward looking assessment about the most likely scenario and risks that impact BBVA’s footprint. To build economic scenarios, BBVA Research combines official data, econometric techniques and expert judgment.

•Each of these scenarios corresponds to the expected value of a different area of the probabilistic distribution of the possible projections of the economic variables.

•The non-linearity overlay is defined as the ratio between the probability-weighted ECL under the alternative scenarios and the baseline scenario, where the scenario’s probability depends on the distance of the alternative scenarios from the base one.

•BBVA Group establishes equally weighted scenarios, being the probability 34% for the baseline scenario, 33% for the worst alternative scenario and 33% for the best alternative scenario.

BBVA Group considers three prospective macroeconomic scenarios that it updates periodically (currently quarterly). BBVA Research forecasts a maximum of five years for macroeconomic variables.

The approach in BBVA consists of using the scenario that is the most likely scenario, which is the baseline scenario, consistent with the rest of internal processes (ICAAP, Budgeting…) and then applying an overlay adjustment that is calculated by taking into account the weighted average of the ECL determined by each of the scenarios.

It is important to note that in general, it is expected that the effect of the overlay is to increase the ECL. It is possible to obtain an overlay that does not have that effect, whenever the relationship between macro scenarios and losses is linear. However, the overlay is not expected to reduce the ECL.

Macroeconomic scenarios as a result of the COVID-19 pandemic

The COVID-19 pandemic has generated a macroeconomic uncertainty situation with a direct impact on credit risk of the entities, particularly, on the expected credit losses under IFRS9. Even if the situation is unclear and of an unforeseeable time length, the expectation is that this situation will provoke a severe recession followed by an economic recovery, which will not achieve the pre-crisis GDP levels in the short-term, supported by the measures issued by governments and monetary authorities.

This situation has allowed the accounting authorities and the banking supervisors to adopt measures in order to mitigate the impacts that this crisis could imply on the calculation of expected credit losses under IFRS9 as well as on solvency, urging:

•the entities to mitigate the potential procyclicality of the accounting regulation,

•the governments to adopt measures to avoid the effects of impairment,

•the entities to develop managerial measures as the design of specific products adapted to the situation which could occur during this crisis.

Almost all accounting and prudential authorities have coordinately issued recommendations or measures within the COVID-19 crisis framework regarding the estimation of the expected losses under IFRS9.

The common denominator of all of these recommendations is that, given the difficulty to elaborate reliable macroeconomic forecasts, the transitory term of the economic shock and the need to incorporate the effect of the mitigating measures issued by the governments, a review the automatic application of the models in order to balance them and increase the weight of the long-term macroeconomic forecasts in the calculation of the expected losses is needed. As a result, the expected results over the lifetime of the transactions will have more weight than the short-term macroeconomic impact.

In this respect, the BBVA Group has taken into account those recommendations in the calculation of the expected credit losses under IFRS 9, considering that the economic situation caused by the COVID-19 pandemic is transitory and will be followed by a recovery, even if there is uncertainty over the level and the time period of such uncertainty. As a consequence, different scenarios have been taken into consideration in the calculation of expected losses, registering the model management believes suits best the current economic situation and the combined recommendations issued by the authorities. In addition to the outcome of the calculation of the scenarios, individual analysis of exposures which could be most affected by the circumstances caused by the COVID-19, have been taken into account.

The estimate for the next five years of the Gross Domestic Product (GDP), of the variation in the unemployment rate and of the House Price Index (HPI), for the most relevant countries where it represents a significant factor, is determined by BBVA Research and it has been used at the time of the calculation of the expected credit loss as of June 30, 2020:

Estimate of GDP, unemployment rate and HPR for the main geographies
	Spain			Mexico			The United States
Date	GDP	Unemployment	HPR	GDP	Unemployment	HPR	GDP	Unemployment	HPR
2020	(11.54%)	20.49%	(4.08%)	(9.97%)	4.59%	2.02%	(4.40%)	7.82%	(0.33%)
2021	7.53%	17.33%	(5.24%)	4.08%	4.45%	(1.53%)	3.58%	5.02%	(0.39%)
2022	2.94%	15.68%	6.28%	4.18%	4.03%	0.09%	2.36%	4.24%	1.86%
2023	2.09%	14.42%	5.01%	1.49%	4.06%	(0.02%)	2.08%	4.09%	2.59%
2024	2.07%	13.25%	3.65%	1.53%	4.05%	0.67%	2.09%	4.10%	2.14%
2025	2.00%	12.11%	3.11%	1.46%	4.02%	0.95%	2.11%	4.10%	1.55%

	Peru		Argentina		Colombia		Turkey
Date	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment	GDP	Unemployment
2020	(14.97%)	30.07%	(5.94%)	14.23%	(3.07%)	16.95%	0.15%	14.03%
2021	8.86%	13.10%	1.54%	11.53%	3.98%	14.13%	5.04%	13.43%
2022	3.53%	11.48%	2.02%	10.23%	2.64%	11.81%	4.53%	10.78%
2023	3.68%	11.39%	1.96%	9.70%	3.32%	11.63%	4.52%	10.38%
2024	3.63%	11.30%	1.97%	8.75%	3.47%	11.42%	4.51%	10.23%
2025	3.21%	11.20%	1.99%	7.78%	3.70%	11.22%	4.50%	10.03%

6.2.2 Credit risk exposure

In accordance with IFRS 7 “Financial Instruments: Disclosures”, the BBVA Group’s credit risk exposure by headings in the balance sheets as of June 30, 2020 and December 31, 2019 is provided below. It does not consider the loss allowances and the availability of collateral or other credit enhancements to enable compliance with payment obligations. The details are broken down by the nature of the financial instruments and counterparties:

Maximum credit risk exposure (Millions of Euros)
	Notes	June 2020	Stage 1	Stage 2	Stage 3
Financial assets held for trading		70,093
Debt securities	9	26,640
Equity instruments	9	5,862
Loans and advances	9	37,591
Non-trading financial assets mandatorily at fair value through profit or loss		4,998
Loans and advances	10	690
Debt securities	10	250
Equity instruments	10	4,058
Financial assets designated at fair value through profit or loss	11	1,098
Derivatives (trading and hedging)		51,649
Financial assets at fair value through other comprehensive income		70,207
Debt securities		68,385	68,079	5	301
Equity instruments	12	1,789
Loans and advances to credit institutions	12	33	33	-	-
Financial assets at amortized cost		463,887	413,517	34,686	15,684
Loans and advances to central banks		4,792	4,792	-	-
Loans and advances to credit institutions		14,859	14,822	32	6
Loans and advances to customers		400,764	350,558	34,568	15,637
Debt securities		43,473	43,346	86	41
Total financial assets risk		661,932	-	-	-
Total loan commitments and financial guarantees		184,046	171,130	11,987	929
Loan commitments given	30	134,494	126,310	7,957	227
Financial guarantees given	30	10,989	9,709	1,020	261
Other commitments given	30	38,563	35,111	3,010	441
Total maximum credit exposure		845,978

Maximum credit risk exposure (Millions of Euros)
	Notes	December 2019	Stage 1	Stage 2	Stage 3
Financial assets held for trading		69,503
Debt securities	9	26,309
Equity instruments	9	8,892
Loans and advances	9	34,303
Non-trading financial assets mandatorily at fair value through profit or loss		5,557
Loans and advances	10	1,120
Debt securities	10	110
Equity instruments	10	4,327
Financial assets designated at fair value through profit or loss	11	1,214
Derivatives (trading and hedging)		39,462
Financial assets at fair value through other comprehensive income		61,293
Debt securities		58,841	58,590	250	-
Equity instruments	12	2,420
Loans and advances to credit institutions	12	33	33	-	-
Financial assets at amortized cost		451,640	402,024	33,624	15,993
Loans and advances to central banks		4,285	4,285	-	-
Loans and advances to credit institutions		13,664	13,500	158	6
Loans and advances to customers		394,763	345,449	33,360	15,954
Debt securities		38,930	38,790	106	33
Total financial assets risk		628,670
Total loan commitments and financial guarantees		181,116	169,663	10,452	1,001
Loan commitments given	30	130,923	123,707	6,945	270
Financial guarantees given	30	10,984	9,804	955	224
Other commitments given	30	39,209	36,151	2,552	506
Total maximum credit exposure		809,786

The breakdown by geographical location and Stage of the maximum credit risk exposure, the accumulated allowances recorded and the carrying amount of the loans and advances to customers at amortized cost as of June 30, 2020 and December 31, 2019 is shown below:

June 2020 (Millions of Euros)
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (*)	206,649	184,249	14,077	8,323	(5,734)	(824)	(785)	(4,125)	200,915	183,425	13,292	4,198
The United States	61,572	52,860	7,939	773	(1,028)	(317)	(471)	(240)	60,544	52,542	7,468	533
Mexico	51,414	45,386	4,833	1,194	(1,972)	(761)	(459)	(752)	49,442	44,626	4,374	442
Turkey (**)	44,061	36,113	4,417	3,532	(2,865)	(215)	(600)	(2,050)	41,196	35,898	3,817	1,482
South America (***)	36,202	31,099	3,298	1,804	(1,944)	(390)	(422)	(1,131)	34,258	30,709	2,876	672
Others	866	851	5	10	(9)	(1)	-	(7)	857	850	4	3
Total (****)	400,764	350,558	34,568	15,637	(13,552)	(2,508)	(2,736)	(8,307)	387,212	348,050	31,832	7,330

(*) Spain includes all the countries where BBVA, S.A. operates.

(**) Turkey includes all the countries in which Garanti BBVA operates.

(***) In South America, BBVA Group operates in Argentina, Chile, Colombia, Paraguay, Peru, Uruguay and Venezuela.

(****) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation (PPA) and were originated mainly in the acquisition of Catalunya Banc S.A. (as of June 30, 2020, the remaining balance was €399 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the instrument or applied as allowances in the value of the financial instrument when the losses materialize.

December 2019 (Millions of Euros)
	Gross exposure				Accumulated allowances				Carrying amount
	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3	Total	Stage 1	Stage 2	Stage 3
Spain (*)	197,058	173,843	14,599	8,616	(5,311)	(712)	(661)	(3,939)	191,747	173,131	13,939	4,677
The United States	57,387	49,744	7,011	632	(688)	(165)	(342)	(182)	56,699	49,580	6,670	450
Mexico	60,099	54,748	3,873	1,478	(2,013)	(697)	(404)	(912)	58,087	54,052	3,469	566
Turkey (**)	43,113	34,536	5,127	3,451	(2,613)	(189)	(450)	(1,974)	40,500	34,347	4,677	1,477
South America (***)	36,265	31,754	2,742	1,769	(1,769)	(366)	(323)	(1,079)	34,497	31,388	2,419	690
Others	839	824	7	9	(8)	(1)	(1)	(6)	832	823	6	2
Total (****)	394,763	345,449	33,360	15,954	(12,402)	(2,129)	(2,181)	(8,093)	382,360	343,320	31,179	7,861

(*) Spain includes all the countries where BBVA, S.A. operates.

(**) Turkey includes all the countries in which Garanti BBVA operates.

(***) In South America, BBVA Group operates in Argentina, Chile, Colombia, Paraguay, Peru, Uruguay and Venezuela.

(****) The amount of the accumulated impairment includes the provisions recorded for credit risk over the remaining expected lifetime of purchased financial instruments. Those provisions were determined at the moment of the Purchase Price Allocation (PPA) and were originated mainly in the acquisition of Catalunya Banc S.A. (as of December 31, 2019, the remaining balance was €433 million). These valuation adjustments are recognized in the consolidated income statement during the residual life of the instrument or applied as allowances in the value of the financial instrument when the losses materialize.

The breakdown by counterparty and product of loans and advances, net of loss allowances, as well as the gross carrying amount by type of product, classified in different headings of the assets, as of June 30, 2020 and December 31, 2019 is shown below:

June 2020 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
By product
On demand and short notice	-	37	-	164	2,126	516	2,844	3,048
Credit card debt	-	9	-	1	1,555	11,717	13,283	14,486
Commercial debtors		796	-	470	12,805	71	14,142	14,444
Finance leases	-	195	-	5	7,561	351	8,113	8,474
Reverse repurchase loans	430	-	2,269	887	60	-	3,647	3,656
Other term loans	4,311	25,930	3,793	8,518	153,588	154,750	350,890	362,342
Advances that are not loans	32	377	8,812	3,489	1,437	486	14,632	14,688
LOANS AND ADVANCES	4,773	27,343	14,875	13,535	179,132	167,892	407,549	421,137
By secured loans
Of which: mortgage loans collateralized by immovable property		953	-	300	30,850	106,609	138,712	142,457
Of which: other collateralized loans	430	4,660	1,763	1,629	16,238	4,675	29,396	29,986
By purpose of the loan
Of which: credit for consumption						43,048	43,048	46,148
Of which: lending for house purchase						108,159	108,159	110,005
By subordination
Of which: project finance loans					12,047		12,047	12,328

December 2019 (Millions of Euros)
	Central banks	General governments	Credit institutions	Other financial corporations	Non-financial corporations	Households	Total	Gross carrying amount
By product
On demand and short notice	-	9	-	118	2,328	595	3,050	3,251
Credit card debt	-	10	1	3	1,940	14,401	16,355	17,608
Commercial debtors		971	-	230	15,976	99	17,276	17,617
Finance leases	-	227	-	6	8,091	387	8,711	9,095
Reverse repurchase loans	-	-	1,817	-	26	-	1,843	1,848
Other term loans	4,240	26,734	4,121	7,795	137,934	160,223	341,047	351,230
Advances that are not loans	35	865	7,743	3,056	951	506	13,156	13,214
LOANS AND ADVANCES	4,275	28,816	13,682	11,208	167,246	176,211	401,438	413,863
By secured loans
Of which: mortgage loans collateralized by immovable property		1,067	15	261	23,575	111,085	136,003	139,317
Of which: other collateralized loans	-	10,447	93	2,106	29,009	6,893	48,548	49,266
By purpose of the loan
Of which: credit for consumption						46,356	46,356	49,474
Of which: lending for house purchase						110,178	110,178	111,636
By subordination
Of which: project finance loans					12,259		12,259	12,415

The value of guarantees received as of June 30, 2020 and December 31, 2019, is as follows:

Guarantees received (Millions of Euros)
	June2020	December2019
Value of collateral	157,585	152,454
Of which: guarantees normal risks under special monitoring	14,983	14,623
Of which: guarantees non-performing risks	4,204	4,590
Value of other guarantees	55,840	35,464
Of which: guarantees normal risks under special monitoring	4,239	3,306
Of which: guarantees non-performing risks	559	542
Total value of guarantees received	213,425	187,918

6.2.3 Impaired secured loans

The breakdown of loans and advances, within the heading “Financial assets at amortized cost”, non-performing and accumulated impairment, as well as the gross carrying amount, by counterparties as of June 30, 2020 and December 31, 2019, is as follows:

June 2020 (Millions of Euros)
	Gross carrying amount	Non-performing loans and advances	Accumulated impairment	Non-performing loans and advances as a % of the total
Central banks	4,792	-	(19)	-
General governments	27,342	77	(83)	0.3%
Credit institutions	14,859	6	(17)	-
Other financial corporations	13,585	17	(50)	0.1%
Non-financial corporations	185,821	8,190	(7,224)	4.4%
Households	174,015	7,352	(6,195)	4.2%
LOANS AND ADVANCES	420,414	15,643	(13,588)	3.7%

December 2019 (Millions of Euros)
	Gross carrying amount	Non-performing loans and advances	Accumulated impairment	Non-performing loans and advances as a % of the total
Central Banks	4,285	-	(9)	-
General governments	28,281	88	(60)	0.3%
Credit institutions	13,664	6	(15)	-
Other financial corporations	11,239	17	(31)	0.2%
Non-financial corporations	173,254	8,467	(6,465)	4.9%
Households	181,989	7,381	(5,847)	4.1%
LOANS AND ADVANCES	412,711	15,959	(12,427)	3.9%

The changes during the six months ended June 30, 2020 and the year ended December 31, 2019 of impaired financial assets (financial assets and guarantees given) are as follows:

Changes in impaired financial assets and guarantees given (Millions of Euros)
	June 2020	December 2019
Balance at the beginning	16,770	17,134
Additions	4,581	9,857
Decreases (*)	(2,517)	(5,874)
Net additions	2,064	3,983
Amounts written-off	(1,778)	(3,803)
Exchange differences and other	(322)	(544)
Balance at the end	16,734	16,770

(*) Reflects the total amount of impaired loans derecognized from the consolidated balance sheet throughout the period as a result of mortgage foreclosures and real estate assets received in lieu of payment as well as monetary recoveries.

6.2.4 Loss allowances

Below are the changes in the six months ended June 30, 2020 and the year ended December 31, 2019 in the loss allowances recognized on the accompanying consolidated balance sheets to cover the estimated loss allowances in loans and advances of financial assets at amortized cost:

Changes in loss allowances of loans and advances at amortized cost (Millions of Euros)
	June 2020	December 2019
Balance at the beginning of the period	(12,427)	(12,217)
Increase in loss allowances charged to income	(6,723)	(10,236)
Stage 1	(1,603)	(1,650)
Stage 2	(1,771)	(1,923)
Stage 3	(3,350)	(6,664)
Decrease in loss allowances charged to income	3,070	5,990
Stage 1	960	1,312
Stage 2	812	1,298
Stage 3	1,298	3,380
Transfer to written-off loans, exchange differences and other	2,493	4,036
Closing balance	(13,588)	(12,427)

6.3 Liquidity and funding risk

Since the beginning of March, the global crisis caused by COVID-19 has had a significant impact on financial markets. The effects of this crisis on the Group's consolidated balance sheets have fundamentally been felt initially through increased drawdowns of credit facilities by wholesale customers in the face of worsening funding conditions in the markets, with no significant effect in the retail world. In view of this situation, there was a joint response by various central banks, through specific measures and programs to facilitate the funding of the real economy and the provision of liquidity in the financial markets. During the second quarter, significant net repayments were made by certain wholesale customers who had drawn down credit facilities during the first quarter of the year.

BBVA Group´s liquidity position in every geographical area allows its regulatory ratios to be above the minimum required:

•The BBVA Group's liquidity coverage ratio (LCR) remained significantly above 100% and stood at 159% as of June 30, 2020. For the calculation of this ratio, it is assumed that there is no transfer of liquidity among subsidiaries; i.e. no kind of excess liquidity levels in foreign subsidiaries are considered in the calculation of the consolidated ratio. When considering these excess liquidity levels, the BBVA Group's LCR would stand at 191% (32 percentage points above 159%). In addition, it exceeded 100% in all subsidiaries.

•The Net Stable Funding Ratio (NSFR), defined as the ratio between the amount of stable funding available and the amount of stable funding required, is one of the Basel Committee's essential reforms, and requires banks to maintain a stable funding profile in relation to the composition of their assets and off-balance sheet activities. This ratio should be at least 100% at all times. At the BBVA Group, the NSFR, calculated according to the Basel requirements, remained above 100% throughout 2019 and stood at 124% as of June 30, 2020.

The wholesale funding markets in which the Group operates were affected by the events of COVID-19 and secondary market prices suffered a material correction as a result of the increased volatility. This led to a significant increase in the issue premiums and levels of access to the primary market. While certain degrees of volatility are still notable, this situation has been stabilizing and prices in the secondary market have been correcting themselves.

The main transactions carried out by the companies that form part of the BBVA Group in the first half of 2020 were:

•During the first quarter of 2020, BBVA, S.A. carried out two issuances of senior non-preferred debt totaling €1,400 million and a Tier 2 issuance totaling €1,000 million. In the second quarter of 2020, it issued preferred senior debt totaling €1,000 million as a COVID-19 social bond, the first of its kind from a private financial institution in Europe. In July 2020 two issuances were made: the first, is the first green convertible bond (CoCo) ever issued by a financial institution worldwide for the amount of €1,000 million, with a coupon of 6% and an option for early amortization in five and a half years (see Note 50); and the second, a subordinated debt issuance of Tier 2 in Pounds sterling, for the amount of 300 million, to a term of eleven years and option of amortization to the sixth, with a coupon of 3.104%.

•In Mexico, a local senior issuance was carried out in February 2020 for MXN 15,000 million (€578 million in euros) in three tranches. Two tranches in Mexican pesos over 3 and 5 years (one for MXN 7,123 million at the Interbank Equilibrium Interest Rate (TIIE) 28 + 5 basis points and another for MXN 6,000 million at TIIE 28 + 15 basis points, respectively), and another tranche in US dollars over 3 years (USD 100 million at 3-month Libor + 49 basis points).

•In Turkey, Garanti BBVA carried out a Tier 2 issuance for TRY 750 million in the first quarter of 2020. In the second quarter of 2020, Garanti BBVA renewed a syndicated loan by issuing the first green syndicated loan indexed to sustainability criteria, and in whose renovation the EBRD -European Bank for Reconstruction and Development- and the IFC -International Finance Corporation- have participated.